UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2021

INTRICON CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00 per share	IIN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The following information is being provided pursuant to Item 2.02. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On October 29, 2021, Intricon Corporation (the “Company”) announced preliminary revenues for the quarter ended September 30, 2021. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2021, Ellen Scipta stepped down as chief financial officer of the Company so that she could pursue other opportunities. The Company expects to enter into a separation agreement with Ms. Scipta; however, the details of the separation agreement have not been finally determined at this time. The Company will provide a description of such separation agreement in a future filing with the Securities and Exchange Commission following its execution.

Annalee Lutgen, the Company’s current Treasurer and Director of Finance, will serve as interim Chief Financial Officer, effective October 29, 2021, while the Company conducts its search for a permanent replacement.

Ms. Lutgen, age 40, joined the Company in April 2010 as Corporate Controller and was promoted to Director of Finance in 2013 and appointed as Treasurer in 2019. Prior to joining the Company, Ms. Lutgen was a manager with Grant Thornton. She is a Certified Professional Accountant (Minnesota) and holds an MBA from St. Cloud State University. The Company has not yet made any determination with respect to additional compensation payable to Ms. Lutgen as a result of her increased responsibilities.

A copy of the press release announcing these changes is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Exchange Act.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated October 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Scott Longval
Name:	Scott Longval
Title:	President and Chief Executive Officer

Date: October 29, 2021